CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

(together, the “Funds”)

Supplement to the Prospectus and Statement of Additional Information, each dated February 27,
2026, as supplemented to date

Effective April 1, 2026 (the “Closing Date”), the investment manager of Credit Suisse Commodity Return Strategy Fund (the “Commodity Fund”), a series of Credit Suisse Commodity Strategy Funds, changed from UBS Asset Management (Americas) LLC to O’Connor Alternative Investments, LLC. Also effective on the Closing Date, the name of the Commodity Fund and its trust changed to “Cantor Fitzgerald Commodity Strategy Return Fund” and “Cantor Fitzgerald Commodity Strategy Trust,” respectively.

Beginning on the Closing Date, the Commodity Fund is offered pursuant to the Statutory Prospectus and the Statement of Additional Information of the Commodity Fund dated April 1, 2026. All references to the Commodity Fund are hereby deleted from the Statutory Prospectus and Statement of Additional Information of the Funds dated February 27, 2026.

Shareholders should retain this supplement for future reference.

Dated: April 1, 2026	16-0426
for
CS-PRO
2026-001